SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2004

Union Pacific Corporation

(Exact Name of Registrant as Specified in its Charter)

Utah	1-6075	13-2626465

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1416 Dodge Street, Omaha, Nebraska		68179

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (402) 271-5777

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
Press Release

Item 9. Regulation FD Disclosure.

On March 1, 2004, Union Pacific Corporation (the “Company”) issued a press release updating the Company’s earnings outlook for the first quarter of 2004. A copy of this press release is furnished herewith as Exhibit 99 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2004

UNION PACIFIC CORPORATION

	By:	/s/ Robert M. Knight, Jr.

Robert M. Knight Executive Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99	Press Release of Union Pacific Corporation dated March 1, 2004.